EdR™

Q1 2013
Supplemental Financial Information

605

605 West
Duke University

Table of Contents

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Community Operating Results	5

Community Statistics	6

Same-Community Statistics	7

Preleasing Update Summary	8

Same-Community Preleasing Update	9

New-Community Preleasing Update	10

Owned Development Summary	11

Third-Party Development Summary	12

Capital Structure	13

Community Listing - Owned	14

Investor Relations	15

Definitions	16

Safe Harbor Statement	17

First Quarter 2013

Financial Highlights

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended March 31,
	2013		2012		$ Chg	% Chg

Same-community revenue	$30,844		$30,811		$33	0.1%
Total community revenue	41,404		31,631		9,773	30.9%
Total revenue	46,622		34,930		11,692	33.5%

Same-community net operating income	16,945		17,660		(715)	(4.0)%
Total community net operating income	22,815		17,885		4,930	27.6%
Total operating income	7,665		5,950		1,715	28.8%

Net Income	3,309		1,888		1,421	75.3%
Per share - basic & diluted	0.03		0.02		0.01	50.0%

Funds from operations (FFO)	14,609		10,846		3,763	34.7%
Per weighted average share/unit (1)	0.13		0.12		0.01	8.3%

Core funds from operations (Core FFO)	16,379		12,591		3,788	30.1%
Per weighted average share/unit (1)	$0.14		$0.13		$0.01	7.7%

BALANCE SHEET DATA:
	3/31/2013		12/31/2012
Debt to gross assets	33.3%		31.7%
Net debt to enterprise value	29.2%		27.4%
Interest coverage ratio (TTM)	4.5	x	4.2	x
Net debt to Adjusted EBITDA	6.5	x	5.7	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

First Quarter 2013	Page 1

Balance Sheet

(Amount in thousands, except share and per share data)	March 31, 2013	December 31, 2012
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,074,400	$1,061,002
Assets under development	193,295	159,264
Cash and cash equivalents	14,508	17,039
Restricted cash	7,031	6,410
Other assets	67,694	80,972
Total assets	$1,356,928	$1,324,687

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$420,645	$398,846
Unsecured revolving credit facility	96,633	79,000
Accounts payable and accrued expenses	51,328	57,123
Deferred revenue	16,907	17,964
Total liabilities	585,513	552,933

Commitments and contingencies	—	—

Redeemable noncontrolling interests	9,014	8,944

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 113,762,914 and 113,062,452 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	1,139	1,131
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	846,088	849,878
Accumulated deficit	(89,978)	(93,287)
Total EdR stockholders' equity	757,249	757,722
Noncontrolling interest	5,152	5,088
Total equity	762,401	762,810

Total liabilities and equity	$1,356,928	$1,324,687

(1) Amount is net of accumulated depreciation of $185,767 and $175,310 as of March 31, 2013 and December 31, 2012, respectively.

First Quarter 2013	Page 2

Operating Results

(Amounts in thousands, except per share data, unaudited)

	Three months ended March 31,
	2013	2012	$ Change
Revenues:
Collegiate housing leasing revenue	$41,404	$31,631	$9,773
Third-party development consulting services	391	328	63
Third-party management services	969	853	116
Operating expense reimbursements	3,858	2,118	1,740
Total revenues	46,622	34,930	11,692
Operating expenses:
Collegiate housing leasing operations	18,589	13,746	4,843
Development and management services	1,771	1,616	155
General and administrative	1,834	2,010	(176)
Development pursuit and acquisition costs	189	107	82
Ground lease expense	1,588	1,511	77
Depreciation and amortization	11,128	7,872	3,256
Reimbursable operating expenses	3,858	2,118	1,740
Total operating expenses	38,957	28,980	9,977

Operating Income	7,665	5,950	1,715

Nonoperating expenses:
Interest expense	4,054	4,110	(56)
Amortization of deferred financing costs	420	348	72
Interest income	(119)	(21)	(98)
Total nonoperating expenses	4,355	4,437	(82)

Income before equity in (losses) of unconsolidated entities, income taxes and discontinued operations	3,310	1,513	1,797
Equity in (losses) of unconsolidated entities	(20)	(263)	243
Income before income taxes and discontinued operations	3,290	1,250	2,040
Less: Income tax benefit	(237)	(75)	(162)
Income from continuing operations	3,527	1,325	2,202
Income (loss) from discontinued operations	(49)	789	(838)
Net income	3,478	2,114	1,364
Less: Net income attributable to the noncontrolling interests	169	226	(57)
Net income attributable to Education Realty Trust, Inc.	$3,309	$1,888	$1,421

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share - basic and diluted	$0.03	$0.02	$0.01

Weighted-average shares of common stock outstanding – basic	113,635	92,839
Weighted-average shares of common stock outstanding – diluted	114,673	93,937

First Quarter 2013	Page 3

Funds From Operations

(Amounts in thousands, except per share data, unaudited)

	Three Months Ended March 31,
	2013	2012	$ Change
Net income attributable to EdR	$3,309	$1,888	$1,421

Real estate related depreciation and amortization	11,083	8,563	2,520
Equity portion of real estate depreciation and amortization on equity investees	48	66	(18)
Equity portion of loss on sale of student housing property on equity investees	—	88	(88)
Noncontrolling interests	169	241	(72)
Funds from operations ("FFO")	14,609	10,846	3,763

FFO adjustments:
Acquisition costs	227	167	60
Straight-line adjustment for ground leases (1)	1,093	1,061	32
FFO adjustments:	1,320	1,228	92

FFO on Participating Developments: (2)
Interest on loan to Participating Development	450	455	(5)
Development fees on Participating Development, net of costs and taxes	—	62	(62)
FFO on Participating Developments	450	517	(67)

Core funds from operations ("Core FFO")	$16,379	$12,591	$3,788

FFO per weighted average share/unit (3)	$0.13	$0.12	$0.01
Core FFO per weighted average share/unit (3)	$0.14	$0.13	$0.01

Weighted average shares/units (3)	114,673	93,937	20,736

(1)   This represents the straight-line rent expense adjustment required by GAAP related to ground leases at five communities. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2)   FFO on Participating Developments represents the economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development. The adjustment for development fees is calculated under the same percentage of completion method of accounting used for third-party development fees. The adjustment for interest income is based on terms of the loan.

(3) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

First Quarter 2013	Page 4

Community Operating Results

(Amounts in thousands, unaudited)

	Three Months Ended March 31,
	2013	2012	$ Change	% Change
Revenues
Same-communities	$30,844	$30,811	$33	0.1%
New-communities (1)	10,560	820	9,740	NM
Total revenues	41,404	31,631	9,773	30.9%

Operating expenses (2)
Same-communities	13,899	13,151	748	5.7%
New-communities (1)	4,690	595	4,095	NM
Total operating expenses	18,589	13,746	4,843	35.2%

Net operating income
Same-communities	16,945	17,660	(715)	(4.0)%
New-communities (1)	5,870	225	5,645	NM
Total net operating income	$22,815	$17,885	$4,930	27.6%

(1) See page 14 of this supplement for a listing of which communities are categorized as same-communities and which are new communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

NOTE: This table excludes communities classified as discontinued operations on the accompanying consolidated statements of operations.

First Quarter 2013	Page 5

Community Statistics

	Three Months Ended March 31,
	2013	2012	Change
Occupancy
Physical	91.9%	94.7%	(280)	bps
Economic	90.5%	94.1%	(360)	bps

NarPAB	$514	$486	5.8%
Other income per avail. bed	$38	$26	46.2%
RevPAB	$552	$512	7.8%

Operating expense per bed	$248	$222	11.7%

Operating margin	55.1%	56.5%	(140)	bps

Design Beds	75,000	61,809	21.3%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

First Quarter 2013	Page 6

Same-Community Statistics

	Three Months Ended March 31,
	2013	2012	Change
Occupancy
Physical	91.1%	94.8%	(370)	bps
Economic	89.4%	94.3%	(490)	bps

NarPAB	$480	$481	(0.2)%
Other income per avail. bed	$26	$25	4.0%
RevPAB	$506	$506	—%

Operating expense per bed	$228	$216	5.7%

Operating margin	54.9%	57.3%	(240)	bps

Design Beds	60,942	60,921	—%

NOTE: Operating statistics for all periods presented exclude communities classified as discontinued operations.

First Quarter 2013	Page 7

Preleasing Update Summary

		Preleasing at April 21,
Community Type	Design Beds	2013	2012	Projected Rate Increase

Same-Communities
Communities with Prior-Year Occupancy Below 95%	13,164	55.5%	51.7%	1.1%
Communities with Prior-Year Occupancy 95% to 97.9%	1,087	88.8%	24.1%	3.8%
Communities with Prior-Year Occupancy 98% & Above	7,440	73.4%	77.7%	3.2%
Total Same-Communities	21,691	63.3%	59.2%	2.2%

New-Communities
2013 Developments	2,149	67.6%
2012 Acquisitions	3,309	63.7%
Total New-Communities	5,458	65.3%

Total Owned-Communities	27,149	63.7%

First Quarter 2013	Page 8

Same-Community Preleasing Update

as of April 21, 2013
			2013-2014		2012-2013		Projected Rate Increase	Fall Opening Occupancy
Community	Primary University	Design Beds	Leases	%	Leases	%
Prior Year Occupancy Below 95%
The Reserve at Athens	University of Georgia	612	570	93.1%	512	83.7%	5.0%	90.5%
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	562	420	74.7%	407	72.4%	4.5%	93.8%
University Towers	North Carolina State University	953	591	62.0%	539	56.6%	3.5%	84.9%
GrandMarc at The Corner	University of Virginia	641	369	57.6%	399	62.2%	2.5%	89.6%
Campus Lodge	University of Florida	1,115	744	66.7%	751	67.4%	2.0%	94.4%
The Reserve on South College	Auburn University	576	364	63.2%	354	61.5%	1.7%	90.8%
College Grove	Middle Tennessee State University	864	315	36.5%	342	39.6%	1.5%	92.1%
College Station at West Lafayette	Purdue University	960	545	56.8%	565	58.9%	1.1%	78.3%
The Pointe at South Florida	University of South Florida	1,002	445	44.4%	431	43.0%	1.0%	91.4%
The Reserve at Saluki Pointe	Southern Illinois University	768	433	56.4%	423	55.1%	1.0%	84.5%
Commons at Knoxville	University of Tennessee	708	576	81.4%	447	63.1%	0.7%	88.3%
The Lofts	University of Central Florida	730	400	54.8%	398	54.5%	0.5%	92.5%
The Pointe at Western	Western Michigan University	876	427	48.7%	368	42.0%	0.5%	92.2%
The Commons	Florida State University	732	255	34.8%	250	34.2%	0.3%	85.0%
The Avenue at Southern	Georgia Southern University	624	288	46.2%	140	22.4%	—%	76.6%
The Reserve on West 31st	University of Kansas	720	277	38.5%	307	42.6%	(3.2)%	78.7%
The Berk	University of California at Berkeley	167	37	22.2%	17	10.2%	(5.0)%	90.4%
University Village Towers	University of California at Riverside	554	253	45.7%	150	27.1%	(6.5)%	50.0%
Subtotal		13,164	7,309	55.5%	6,800	51.7%	1.1%	85.9%

Prior Year Occupancy 95% to 97.9%
Campus West (ONE Plan)	Syracuse University	313	192	61.3%	51	16.3%	5.0%	97.1%
East Edge	University of Alabama	774	773	99.9%	211	27.3%	2.9%	95.5%
Subtotal		1,087	965	88.8%	262	24.1%	3.8%	96.0%

Prior Year Occupancy 98% and Above
Campus Creek	University of Mississippi	636	433	68.1%	620	97.5%	6.0%	100.0%
The Pointe	Pennsylvania State University	984	947	96.2%	965	98.1%	4.8%	99.9%
Jefferson Commons	University of Virginia	82	82	100.0%	60	73.2%	3.8%	100.0%
The Reserve on Perkins	Oklahoma State University	732	359	49.0%	393	53.7%	3.5%	99.2%
University Village on Colvin (ONE Plan)	Syracuse University	432	314	72.7%	379	87.7%	3.4%	100.0%
Cape Trails	Southeast Missouri State University	360	281	78.1%	314	87.2%	3.0%	100.0%
Lotus Lofts	University of Colorado, Boulder	37	36	97.3%	32	86.5%	3.0%	100.0%
Pointe West	University of South Carolina	480	312	65.0%	209	43.5%	3.0%	100.0%
The Oaks on the Square - Phase I	University of Connecticut	253	244	96.4%	253	100.0%	3.0%	100.0%
The Reserve on Stinson	University of Oklahoma	612	331	54.1%	398	65.0%	3.0%	100.0%
Wertland Square	University of Virginia	152	152	100.0%	109	71.7%	2.9%	100.0%
Irish Row	University of Notre Dame	326	181	55.5%	315	96.6%	2.7%	100.0%
Players Club	Florida State University	336	332	98.8%	336	100.0%	2.7%	100.0%
Commons on Kinnear	The Ohio State University	502	479	95.4%	423	84.3%	2.5%	99.8%
Carrollton Crossing	University of West Georgia	336	241	71.7%	250	74.4%	2.0%	100.0%
River Pointe	University of West Georgia	504	242	48.0%	220	43.7%	1.8%	98.2%
The Reserve at Columbia	University of Missouri	676	494	73.1%	506	74.9%	0.9%	100.0%
Subtotal		7,440	5,460	73.4%	5,782	77.7%	3.2%	99.8%

Total Same-Community		21,691	13,734	63.3%	12,844	59.2%	2.2%	90.9%

First Quarter 2013	Page 9

New-Community Preleasing Update

as of April 21, 2013			2013-2014
Community	Primary University	Design Beds	Leases	%
2013 Developments
The Oaks on the Square Ph II	University of Connecticut	250	243	97.2%
2400 Nueces (ONE Plan)	University of Texas at Austin	622	513	82.5%
The Retreat	University of Mississippi	668	605	90.6%
Roosevelt Point	Arizona State University - Downtown Phoenix	609	92	15.1%
Total 2013 Developments		2,149	1,453	67.6%

2012 Acquisitions
The Centre at Overton Park	Texas Tech University	401	147	36.7%	(A)
The Suites at Overton Park	Texas Tech University	465	216	46.5%	(A)
Campus Village	Michigan State University	355	236	66.5%
The Province	Kent State University	596	546	91.6%
The Province	East Carolina University	728	419	57.6%
The District on 5th	University of Arizona	764	545	71.3%
Total 2012 Acquisitions		3,309	2,109	63.7%

Total New Communities		5,458	3,562	65.3%

(A) These properties are currently leased as conventional apartment communities. As such, the existing leases do not currently follow an academic term like our existing portfolio. Previously we reflected the current occupancies as the percentage preleased. However, we have accelerated the conversion of the communities to student leases for this fall and have begun reflecting the actual preleasing numbers for the 2013/2014 term.

Note (1): Central Hall I & II, the first community at the University of Kentucky (UK) to be delivered in 2013 under the ONE Plan, is not included above as applications are handled by UK admissions and will not turn into leases until mid May. We expect the community to be 100% leased in the fall.

Note (2): 3949 at Saint Louis University. which was damaged by fire on July 17, 2012, is not included above. Redevelopment of the community is underway and the community is expected to be fully reopened this summer. The redevelopment costs and business interruption losses are covered by insurance proceeds.

First Quarter 2013	Page 10

Owned Development Summary

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Date of Opening	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
The University of Texas at Austin - 2400 Nueces	ONE Plan (1)	622	In progress	Summer 2013	66,570	100%	66,570	16,779
University of Kentucky - Central Hall I & II	ONE Plan (1)	601	In progress	Summer 2013	25,200	100%	25,200	9,307
University of Connecticut - The Oaks on the Square Ph II	Wholly Owned	250	In progress	Summer 2013	24,396	100%	24,396	—
University of Mississippi - The Retreat	Joint Venture	668	In progress	Summer 2013	37,234	70%	26,064	—
Arizona State University - Downtown Phoenix - Roosevelt Point	Joint Venture	609	In progress	Summer 2013	52,000	91%	47,528	—
Total - 2013 Deliveries		2,750			205,400		189,758	26,086

University of Colorado - Lotus Lofts	Wholly Owned	202	In progress	Summer 2014	20,833	100%	20,833	12,436
University of Kentucky - Haggin Hall I	ONE Plan (1)	396	In progress	Summer 2014	23,802	100%	23,802	23,316
University of Kentucky - Champions Court I	ONE Plan (1)	740	In progress	Summer 2014	45,924	100%	45,924	41,340
University of Kentucky - Champions Court II	ONE Plan (1)	427	In progress	Summer 2014	23,808	100%	23,808	21,272
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	In progress	Summer 2014	44,491	100%	44,491	39,735
University of Minnesota	Joint Venture	901	In progress	Summer 2014	89,200	50%	44,600	44,600
Duke University	Joint Venture	386	In progress	Summer 2014	46,133	90%	41,520	36,232
Total - 2014 Deliveries		3,870			294,191		244,978	218,931
Total Active Projects		6,620			$499,591		$434,736	$245,017

Presale/Purchase Options
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Mezzanine Investment	Purchase Price
Penn State University - The Retreat at State College	Purchase Option	587	In progress	Summer 2013	$3,000	$53,900
Florida International University	Presale	542	In progress	Summer 2014	—	43,500
		1,129			$3,000	$97,400

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our private equity program for universities, which allows universities to use the EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

Note: The redevelopment of 3949 at Saint Louis University, which was damaged by fire on July 17, 2012, is underway. The community is expected to be fully reopened this summer. The redevelopment costs are covered by insurance proceeds.

First Quarter 2013	Page 11

Third-Party Development Summary

(Amounts in thousands except bed counts)

Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year(1)	Fees Earned Quarter Ended March 31, 2013(1)	Remaining Fees to Earn
Mansfield University of Pennsylvania Phase II	684	In progress	Summer 2013	$47,901	$1,781	$417	$362	$1,002
East Stroudsburg University - Pennsylvania Ph II	488	Summer 2013	TBD	36,497	1,371	—	—	1,371
Clarion University of Pennsylvania	734	Summer 2013	Summer 2015	59,213	2,249	—	—	2,249
West Chester University of Pennsylvania Phase II	653	In Progress	Summer 2014	56,639	1,499	—	29	1,470
Wichita State University	768	Summer 2013	Summer 2014	47,812	1,817	—	—	1,817
Total	3,327			$248,062	$8,717	$417	$391	$7,909

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

First Quarter 2013	Page 12

Capital Structure

as of March 31, 2013
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$514,400			Net Debt (1)	$499,892
Gross Assets (2)	$1,542,695			Market Equity (3)	1,210,570
Debt to Gross Assets	33.3%			Enterprise Value	$1,710,462

Interest coverage (TTM)	4.5	x		Net Debt to Enterprise Value	29.2%
Net Debt to Adjusted EBITDA (TTM) (4)	6.5	x

Total Debt Outstanding (1)
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	Percentage	to Maturity
Fixed Rate - Mortgage Debt (1)	$269,385	5.67%	52.4%	3.5	years
Variable Rate - Mortgage Debt	36,171	4.95%	7.0%	6.8	years
Variable Rate - Construction Debt	112,211	2.36%	21.8%	1.8	years
Variable Rate - Unsecured Revolving Credit Facility (5)	96,633	1.66%	18.8%	3.8	years
Total / Weighted Average	$514,400	4.14%	100.0%	3.4	years

Future Maturities (1)
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2013	$3,402	$33,363	$36,765	8.8%
2014	4,320	69,380	73,700	17.6%
2015	4,288	65,431	69,719	16.7%
2016	2,883	88,846	91,729	22.0%
2017	2,229	37,528	39,757	9.5%
Thereafter	3,631	102,466	106,097	25.4%
Mortgage Debt (1)	20,753	397,014	417,767	100.0%
Unsecured Revolving Credit Facility - 2017 (5)	—	—	96,633
Gross Debt (1)	$20,753	$397,014	514,400
Less Cash			14,508
Net Debt			$499,892

(1) Excludes unamortized debt premium of $2.9 million as of March 31, 2013.
(2) Excludes accumulated depreciation of $185.8 million as of March 31, 2013.
(3) Market equity includes 113,926,318 shares of the Company's common stock and 1,037,600 operating partnership units and is calculated using $10.53 per share, the closing price of the Company's common stock on March 28, 2013.

(4) Includes a pro forma adjustment of $12.4 million related to acquisitions and development deliveries as if such transactions had occurred on the first day of the 12 month period presented.
(5) On January 14, 2013, EdR amended its credit facility to increase its size from $175 million to $375 million. The initial term of the credit facility is 4 years with one 12-month extension available.

First Quarter 2013	Page 13

Community Listing - Owned

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds

Players Club	Florida State University	Jan ’05	336	Wertland Square	University of Virginia	Mar ’11	152
The Commons	Florida State University	Jan ’05	732	Jefferson Commons	University of Virginia	Mar ’11	82
University Towers	North Carolina State University	Jan ’05	953	The Berk	University of California at Berkeley	May ’11	167
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	University Village Towers	University of California at Riverside	Sept '11	554
The Pointe	Pennsylvania State University	Jan ’05	984	Irish Row	University of Notre Dame	Nov '11	326
College Station at West Lafayette	Purdue University	Jan ’05	960	GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562
Commons on Kinnear	The Ohio State University	Jan ’05	502	The Reserve on Stinson	University of Oklahoma	Jan '12	612
The Lofts	University of Central Florida	Jan ’05	730		Total Same-Community		20,314
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	720	Lotus Lofts	University of Colorado, Boulder	Nov '11	37
The Reserve at Columbia	University of Missouri	Jan ’05	676	Campus West (ONE Plan)	Syracuse University	Aug '12	313
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	East Edge	University of Alabama	Aug '12	774
The Commons at Knoxville	University of Tennessee	Jan ’05	708	The Oaks on the Square	University of Connecticut	Aug '12	253
The Pointe at Western	Western Michigan University	Jan ’05	876	The Province	East Carolina University	Sep '12	728
Campus Creek	University of Mississippi	Feb ’05	636	The District on 5th	University of Arizona	Oct '12	764
Pointe West	University of South Carolina	Mar ’05	480	Campus Village	Michigan State University	Oct '12	355
College Grove	Middle Tennessee State University	Apr ’05	864	The Province	Kent State University	Nov '12	596
Campus Lodge	University of Florida	Jun ’05	1,115	The Suites at Overton Park	Texas Tech University	Dec ' 12	465
The Reserve on South College	Auburn University	Jul ’05	576	The Centre at Overton Park	Texas Tech University	Dec ' 12	401
Cape Trails	Southeast Missouri State University	Jan ’06	360		Total New-Community		4,686
Carrollton Crossing	University of West Georgia	Jan ’06	336		Total Owned-Community		25,000
River Pointe	University of West Georgia	Jan ’06	504
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432
GrandMarc at The Corner	University of Virginia	Oct '10	641
Note: 3949 at St. Louis University is excluded as it was damaged by fire on July 17, 2012 and is currently empty. The community was insured and is in the process of being rebuilt.

First Quarter 2013	Page 14

Investor Relations

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Jana Galan	(646) 855-3081
Goldman Sachs & Co.	Matthew Rand	(212) 902-4227
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
Hilliard Lyons	Carol Kemple	(502) 588-1839
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
MLV & Co., LLC	Ryan Meliker	(212) 542-5872
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Ross Nussbaum	(212) 713-2484

First Quarter 2013	Page 15

Definitions

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

GAAP
U.S. generally accepted accounting principles.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

First Quarter 2013	Page 16

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.

First Quarter 2013	Page 17